SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 30, 1997



                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                     (re EQCC HOME EQUITY LOAN TRUST 1997-2)
        (Exact name of registrant as specified in governing instruments)


    Delaware                      333-20675                        59-3450527
(State or other              (Commission File                    (IRS Employer
jurisdiction of               Number)                             Identification
organization)                                                     No.)

10401 Deerwood Park Boulevard, Jacksonville, Florida 32256-0505
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (904) 987-5000

          (Former name or former address, if changed since last report)


                         Exhibit Index located at Page 2

Items 1 through 4 and Items 6 and 8 are not included because they are not applicable.

Item 5.         Other Events.

        Revisions to Prospectus Supplement. The Prospectus Supplement dated June 24, 1997 for EQCC Home Equity Loan Trust 1997-2 (the "Trust"), previously filed with the Commission, contains statistical information and related data concerning the Mortgage Pool as of an original Cut-off Date of June 1, 1997. Submitted with this Form 8-K report are marked change pages to the Prospectus Supplement (marked sequentially as pages 5 through 27 of this report) showing all statistical information for the final Mortgage Pool. Such statistical information has been updated to reflect origination data as of the Closing Date of June 30, 1997 for all Mortgage Loans originated prior to such date. The change pages are limited to those sections of the Prospectus Supplement which present such updated statistical information on the Mortgage Pool. Such change pages are being filed in paper format only pursuant to a continuing hardship exemption granted pursuant to Section 202 of Regulation S-T of the Securities Act of 1933, as amended from time to time.

        For purposes of the original Prospectus Supplement, the Initial Mortgage Pool consisted of $644,433,136.81. For purposes of this Form 8-K report, the Mortgage Pool is no longer pre-funded; the amount on deposit in the Pre-Funding Account as of the close of business on the Closing Date is zero. The amount of the final Mortgage Pool is $688,660,439.42, but is still referred to throughout the attached change pages to the Prospectus Supplement as the Initial Mortgage Pool. References to the Initial Mortgage Pool or the Initial Mortgage Loans as of the Cut-off Date should now be read as referring to the Closing Date.

Item 7.         Financial Statements and Exhibits.

                (a)      Financial Statements - Not Applicable

                (b)      Pro Forma Financial Information - Not Applicable

                (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed with respect to the Trust:

                                                                                                Sequentially
        Exhibit                                                                                    Numbered
        Number                              Exhibit                                                    Page

+  1.1 (A)            Underwriting Agreement dated as of June 24, 1997                                    28
                      among EQCC Asset Backed Corporation, EQCC
                      Receivables Corporation,  Lehman Brothers Inc., Bear,

                                      - 2 -




                      Stearns & Co. Inc., Salomon Brothers Inc and Prudential
                      Securities Incorporated

+  1.1 (B)            Representations Letter dated as of June 24, 1997                                    57
                      among EquiCredit Corporation of America, EquiCredit
                      Corporation/Ala. & Miss., California/EquiCredit
                      Corporation, EquiCredit Corporation of In., EquiCredit
                      Corporation of Pa., EquiCredit Corporation of SC, Lehman
                      Brothers Inc., Bear, Stearns & Co. Inc., Salomon Brothers
                      Inc and Prudential Securities Incorporated

+  4.1 (A)            Pooling and Servicing Agreement, dated as of June 1,                                73
                      1997, among EquiCredit Corporation of America, as Servicer,
                      EQCC Asset Backed Corporation, EQCC Receivables
                      Corporation and First Bank National Association, as Trustee

+      10.1           Transfer Agreement dated as of June 1, 1997 among                                  644
                      EquiCredit Corporation of America, EquiCredit
                      Corporation/Ala. & Miss., California/EquiCredit
                      Corporation, EquiCredit Corporation of In., EquiCredit
                      Corporation of Pa., EquiCredit Corporation of SC, EQCC
                      Asset Backed Corporation and EQCC Receivables
                      Corporation

+      10.3           Custodial Agreement dated as of June 1, 1997 among                               1,196
                      EquiCredit Corporation of America, EquiCredit
                      Corporation/Ala. & Miss., California/EquiCredit Corporation,
                      EquiCredit Corporation of In., EquiCredit Corporation of Pa.,
                      EquiCredit Corporation of SC, EQCC Receivables
                      Corporation, EQCC Asset Backed Corporation, First Bank
                      National Association, as Trustee, and BankBoston, N.A., as
                      Custodian.

+ Those schedules and exhibits to the foregoing documents which present statistical or related information regarding the underlying mortgage pool are being filed in paper format only pursuant to a continuing hardship exemption granted pursuant to Rule 202 of Regulation S-T of the Securities Act of 1933, as amended from time to time. For reference purposes, the documents themselves have also been filed in paper format as well as in electronic format.

                  [Remainder of page intentionally left blank.]

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EQCC RECEIVABLES CORPORATION


July 15, 1997                               By:/s/ Terence G. Vane, Jr.
                                            Terence G. Vane, Jr., Vice President


                                            EQCC ASSET BACKED CORPORATION


July 15, 1997                               By:/s/ Terence G. Vane, Jr.
                                            Terence G. Vane, Jr., Vice President